UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
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                          JULY 27 2004 (JULY 23, 2004)


                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)


        OKLAHOMA                     1-13726                    73-1395733
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(State or other jurisdiction   (Commission File No.)          (IRS Employer
     of incorporation)                                      Identification No.)


  6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA               73118
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     (Address of principal executive offices)                    (Zip Code)



                                 (405) 848-8000
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              (Registrant's telephone number, including area code)

                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

Chesapeake Energy Corporation ("Chesapeake") issued a Press Release on July 23, 2004. The following was included in the Press Release:


                CHESAPEAKE ENERGY CORPORATION ANNOUNCES CHANGE IN
               SCHEDULING OF SECOND QUARTER 2004 EARNINGS RELEASE
                               AND CONFERENCE CALL

Chesapeake Energy Corporation ("Chesapeake") today announced that it has decided to accelerate the release of its second quarter earnings release from the previously announced date of Monday, August 2 to after the close of trading on the New York Stock Exchange on Monday, July 26, 2004.

The timing of the conference call to discuss those results has been changed to 9:00 a.m. EDT, Tuesday, July 27, 2004. The telephone number to access the conference call remains 913.981.5572. We encourage those who would like to participate in the call to place your calls between 8:50 and 9:00 am EDT.

For those unable to participate in the conference call, a replay will be available for audio playback at 12:00 pm EDT on Tuesday, July 27, 2004 and will run through midnight Monday, August 9, 2004. The number for the conference call replay is 719.457.0820 and the passcode for the replay is 151543.

The conference call will also be simulcast live on the Internet and can be accessed by going directly to the Chesapeake website at WWW.CHKENERGY.COM and selecting "Conference Calls" under the "Investor Relations" section. The webcast of the conference call will be available on our website indefinitely.


CHESAPEAKE ENERGY CORPORATION IS ONE OF THE FIVE LARGEST INDEPENDENT U.S. NATURAL GAS PRODUCERS. HEADQUARTERED IN OKLAHOMA CITY, THE COMPANY'S OPERATIONS ARE FOCUSED ON EXPLORATORY AND DEVELOPMENTAL DRILLING AND PRODUCING PROPERTY ACQUISITIONS IN THE MID-CONTINENT, PERMIAN BASIN, SOUTH TEXAS, TEXAS GULF COAST, AND ARK-LA-TEX REGIONS OF THE UNITED STATES. THE COMPANY'S INTERNET ADDRESS IS WWW.CHKENERGY.COM.

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


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            CHESAPEAKE ENERGY CORPORATION


                                    BY:        /s/ Aubrey K. McClendon
                                            -----------------------------------
                                                   AUBREY K. MCCLENDON
                                                Chairman of the Board and
                                                 Chief Executive Officer

Dated:        July 27, 2004

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